Debtor:  Bank of New England Corporation
Case No: 91-10126
Trustee: Ben Branch


             STATEMENT OF CASH ON HAND
            AND SHORT-TERM  INVESTMENTS
                 December 31,  2009


Citizens Bank of Massachusetts
   checking account  #110790-092-9             $1,290.88

Wells Fargo Bank                                   $0.00
     (held in escrow at Andrews & Kurth LLP BNEC Trust Account)

Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund)                           23,182.43

Short-Term investments
    (see attached schedule)                101,195,980.11


Cash on hand and short-term investments    101,220,453.42









Total cash on hand and
 short-term investments                    $101,220,453.42